UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 16, 2016

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

U.S. Virgin Islands Fumigation Matter

As previously disclosed, on July 21, 2016, Terminix International USVI, LLC (“TMX USVI”) and The Terminix International Company Limited Partnership (“TMX LP”), each an indirect, wholly-owned subsidiary of ServiceMaster Global Holdings, Inc. (the “Company”), entered into a superseding Plea Agreement (the “Superseding Plea Agreement”) in connection with the investigation initiated by the United States Department of Justice Environmental Crimes Section (the “DOJ”) into allegations that a local Terminix branch used methyl bromide as a fumigant at a resort in St. John, U.S. Virgin Islands. The Superseding Plea Agreement was intended to resolve four misdemeanor charges of violations of the Federal Insecticide, Fungicide, and Rodenticide Act related to improper applications of methyl bromide. Those charges were set forth in an Information, dated March 29, 2016, in the matter styled United States of America v. The Terminix International Company Limited Partnership and Terminix International USVI, LLC. At a hearing held on August 25, 2016, the United States District Court of the U.S. Virgin Islands rejected the Superseding Plea Agreement.  On August 31, 2016, the DOJ requested that the charges be dismissed in light of on-going discussions to resolve the matter. The Company continues to cooperate with the DOJ in an effort to resolve the matter in a manner consistent with the terms and conditions of the Superseding Plea Agreement.  While the Superseding Plea Agreement, and any modifications thereto, would not bind any other federal, state or local authority, the EPA has stated that it does not intend to initiate any administrative enforcement action or refer the matter to the DOJ for any civil enforcement once an appropriate plea agreement is approved by the court.  The Company has previously recorded charges of $10 million in connection with the terms of the Superseding Plea Agreement.

The Superseding Plea Agreement and the payments contemplated thereunder would not resolve any civil or administrative claims for damages or other relief related to the U.S. Virgin Islands matter; however, the Company previously disclosed that it had reached a tentative settlement agreement to settle all civil claims of the four family members affected by the U.S. Virgin Islands fumigation matter.  The Company has recently formalized the terms of the settlement agreement, which includes customary releases and confidentiality provisions, and a civil court in Delaware has given the necessary approvals.  Accordingly, the civil claims for all four members of the Delaware family are now resolved.  The amount and extent of any further potential penalties, fines, sanctions, costs and damages that the federal or other governmental authorities may yet impose, investigation or other costs and reputational harm, as well as the impact of any additional civil, criminal or other claims or judicial, administrative or regulatory proceedings resulting from or related to the U.S. Virgin Islands matter, which could be material, is not currently known or reasonably estimable, and any such further penalties, fines, sanctions, costs or damages would not be covered under the Company’s general liability insurance policies.

Florida Fumigation Matter

As previously disclosed, on September 15, 2015, a lawsuit was filed in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, styled Carl Robert McCaughey, et al. v. Terminix International Company Limited Partnership, Sunland Pest Control Services, Inc., et al. The lawsuit alleges that fumigation of a Florida family’s residence by Sunland, a subcontractor of TMX LP, resulted in serious injuries to one of the family’s children. The Company has recently entered into an agreement to settle all civil claims of the affected family related to the Florida fumigation matter.  Under the terms of the settlement agreement, in addition to the amounts that the Company’s insurance carriers have agreed to pay to the family pursuant to our general liability insurance policies, the Company will pay $3 million, an amount equal to the Company’s insurance deductible under its general liability insurance policies.  The Company has previously recorded a charge of $3 million in connection with civil claims related to this matter.  The settlement agreement includes customary release and confidentiality provisions and requires approval by a civil court in Florida because one of the affected family members is a minor.   No assurances can be given as to the timing of the necessary court approval or that such approval will be obtained.

Information Regarding Forward-Looking Statements

This report contains forward-looking statements and cautionary statements, including statements regarding our intentions, beliefs, assumptions or current expectations concerning the timing and impact of further discussions with the DOJ, hearings before the United States District Court of the U.S. Virgin Islands and court approval of the negotiated civil settlement agreement for the affected family related to the Florida fumigation matter. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including modifications to the Superseding Plea Agreement and approval of such by the court,  approval by a Florida court of the negotiated settlement agreement, lawsuits, enforcement actions and other claims by third parties or other federal, state or local governmental authorities; compliance with, or violation of, environmental, health and safety laws and regulations; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in ServiceMaster’s Annual Report on Form 10-K for the year ended December 31, 2015. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this report.

All forward-looking statements made in this report are qualified by the above-referenced cautionary statements. These forward-looking statements are made only as of the date of this report, and ServiceMaster does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, anticipated or otherwise, and changes in future operating results over time, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

September 16, 2016	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President & Chief Financial Officer